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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            DOWNEY FINANCIAL CORP.
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                            DOWNEY FINANCIAL CORP.
                              3501 Jamboree Road
                            Newport Beach, CA 92660
                                (949) 854-0300
                                                                 March 17, 2000

                   Notice of Annual Meeting of Shareholders

                           Wednesday, April 26, 2000
                                  10:00 a.m.
                           The Irvine Marriott Hotel
                            18000 Von Karman Avenue
                              Irvine, California

Dear Friend and Shareholder:

   The Board of Directors and officers of Downey Financial Corp. ("Downey") are pleased to extend to you a cordial invitation to attend Downey's Annual Meeting of Shareholders at the time and place shown above to:

  1.  Elect three Class 2 Directors for terms of three years each; and

  2. Transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

   The Board of Directors has selected March 3, 2000 as the record date for the Annual Meeting. Only those shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Information about the matters on which shareholders will act is included in the attached Proxy Statement. Downey's directors and executive officers will be available at the meeting to meet with shareholders.

   Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the meeting, we ask that you PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. Thank you in advance for your cooperation.

   We look forward to seeing you at the meeting.

                               Sincerely yours,


    /s/ MAURICE L. McALISTER                   /s/ CHERYL E. OLSON
        MAURICE L. McALISTER                       CHERYL E. OLSON
       Chairman of the Board                  Vice Chairman of the Board

                          /s/ DANIEL D. ROSENTHAL
                              DANIEL D. ROSENTHAL
                     President and Chief Executive Officer

                               Table of Contents

                                                                           Page
                                                                           ----
Proxy Statement...........................................................   1
Record Date and Voting of Shares..........................................   1
Voting and Revocation of Proxies..........................................   1
Solicitation of Proxies...................................................   1
Election of Directors.....................................................   2
    . Information Concerning Nominees and Directors.......................   2
    . Nominees for Election at this Meeting, as Class 2 Directors, to
      Terms Expiring in 2003..............................................   2
    . Continuing Directors Whose Present Terms Continue until 2001........   3
    . Continuing Directors Whose Present Terms Continue until 2002........   3
Board Committees and Meeting Attendance...................................   4
Security Ownership of Directors and Executive Officers....................   6
Executive Officers........................................................   7
Compensation Committee Report.............................................   9
    . Compensation Philosophy.............................................   9
    . 1999 Compensation Programs..........................................   9
Compensation..............................................................  12
    . Executive Compensation..............................................  12
    . Option Exercises and Holdings.......................................  13
    . Director Compensation...............................................  13
Performance Graph.........................................................  15
Certain Relationships and Related Transactions............................  16
    . Transactions with Management and Certain Business Relationships.....  16
    . Indebtedness of Management..........................................  16
Security Ownership of Certain Beneficial Owners...........................  16
    . Principal Shareholders..............................................  17
Section 16(a) Beneficial Ownership Reporting Compliance...................  17
Proposals of Shareholders.................................................  18
Relationship with Independent Public Accountants..........................  18
Annual Report to Shareholders.............................................  18
Other Business............................................................  19
    . Presented by Management.............................................  19
    . Presented by Shareholders...........................................  19

                            DOWNEY FINANCIAL CORP.
                              3501 Jamboree Road
                        Newport Beach, California 92660

                                PROXY STATEMENT

   This proxy statement ("Proxy Statement") and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of Downey Financial Corp., a Delaware corporation ("Downey"), to be held at 10:00 a.m., local time, on Wednesday, April 26, 2000, at The Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, and any adjournments thereof (the "Annual Meeting"). Certain of the information provided in this Proxy Statement relates to Downey Savings and Loan Association, F.A. and any predecessor entity (the "Bank"), a wholly owned subsidiary of Downey. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 17, 2000. The mailing address of the principal office of Downey is 3501 Jamboree Road, Newport Beach, California 92660. Downey's telephone number is (949) 854-0300.

                       RECORD DATE AND VOTING OF SHARES

   On March 3, 2000, the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting, 28,148,409 shares of Downey's common stock ("Common Stock") were outstanding. A majority of the shares entitled to vote will constitute a quorum at the Annual Meeting. The three nominees for director receiving the highest number of affirmative votes at the Annual Meeting will be elected. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

                       VOTING AND REVOCATION OF PROXIES

   All shares represented by a properly executed proxy will be voted in accordance with the directions on such proxy. If no directions are specified, such shares will be voted FOR the election of the Board's nominees for directors. If for any reason one or more of the nominees should be unable or refuse to serve as a director (an event which the Board of Directors does not anticipate), the persons named in the enclosed proxy, in their discretion, will vote for substitute nominees of the Board of Directors unless otherwise instructed. If any other matters are properly presented to the Annual Meeting for action (including any proposal to adjourn the Annual Meeting), the persons named in such proxy and acting thereunder will vote in accordance with their best judgment on such matters.

   Any shareholder may revoke his or her proxy at any time before it is voted by filing with the Corporate Secretary of Downey a written instrument revoking it or by filing a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect the right of a shareholder to vote in person if such shareholder should decide to attend the Annual Meeting and desires to vote in person.

                            SOLICITATION OF PROXIES

   Downey will bear the cost of soliciting proxies. Directors and officers of Downey and directors, officers and employees of the Bank may solicit proxies personally, by mail, telephone, telecopier or other electronic transmission. Such directors, officers or employees will receive no compensation for their solicitation services other than their regular salaries, but may be reimbursed for out-of-pocket expenses. Downey will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares and will reimburse such record holders for their reasonable expenses incurred in doing so.

                             ELECTION OF DIRECTORS

   The directors of Downey are divided into three classes, as nearly equal in number as possible, with one class to be elected annually. The members of each class are elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors being elected each year. Article III, Section 3.2 of Downey's Bylaws provides that the Board of Directors shall be composed of not less than seven nor more than nine members, the exact number to be fixed by the Board.

   Accordingly, at this Annual Meeting, three Class 2 Directors are to be elected to serve three-year terms and until their respective successors are elected and qualified. The following persons have been nominated by the Board of Directors to serve as directors, as set forth below:

     For election as Class 2 Directors to hold office until the 2003 Annual Meeting of Shareholders, and until their successors are duly elected and qualified: Cheryl E. Olson, Lester C. Smull and Michael B. Abrahams.

   The Board of Directors unanimously recommends a vote "FOR" the election of each of the nominees for director.

Information Concerning Nominees and Directors

   Certain information concerning each nominee for director and each current director is set forth below. For information regarding ownership of Downey Common Stock by nominees and directors of Downey, see "Security Ownership of Directors and Executive Officers." There are no arrangements or understandings between any director, or any nominee, or any other person pursuant to which such director or nominee is or was nominated to serve as director.

   The following table sets forth certain information concerning (i) the three nominees standing for election to the Board of Directors at the Annual Meeting, and (ii) all other directors whose terms as directors will continue after the Annual Meeting.

                                                                     Director of  Year
                            Age At                                     Downey     Term
          Name           March 3, 2000  Position(s) Currently Held    Since(1)   Expires
          ----           ------------- ----------------------------- ----------- -------
Nominees For Election
Cheryl E. Olson.........      43       Director/Vice Chairman           1994      2000
Lester C. Smull.........      67       Director                         1994      2000
Michael B. Abrahams.....      47       Director                         1999      2000

Continuing Directors
Dr. Paul Kouri..........      78       Director                         1994      2001
Brent McQuarrie.........      48       Director                         1994      2001
Maurice L. McAlister....      74       Director/Chairman                1994      2002
Sam Yellen..............      69       Director                         1994      2002
Daniel D. Rosenthal.....      47       Director, President and Chief    1998      2002
                                       Executive Officer

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(1) Downey was organized on October 21, 1994. Prior thereto, except for Daniel
    D. Rosenthal and Michael B. Abrahams, each of the directors was a director of the Bank.

Nominees for Election at this Meeting, as Class 2 Directors, to Terms Expiring in 2003

   Cheryl E. Olson--Ms. Olson is the Vice Chairman of the Boards of Directors of Downey and the Bank. Ms. Olson has served as a director of the Bank since 1987. Ms. Olson is actively involved in a variety of real estate development, management and consultant activities. Ms. Olson also serves on the Board of Directors of Arrow Records, Inc. Ms. Olson is the daughter of Maurice L. McAlister, Chairman of Downey's Board of Directors.

   Lester C. Smull--Mr. Smull is a director of Downey and the Bank and has served as a director since 1994. In 1970, Mr. Smull founded Business Properties Development Company ("Business Properties"), a real estate development company with offices in Irvine, California and Phoenix, Arizona. Business Properties' activities consist of the development, construction and management of commercial shopping centers, office and industrial buildings throughout California and Arizona, in addition to land acquisition, planning, design, property management, marketing and asset management services. Mr. Smull is also a licensed general contractor and operates Business Properties Construction Company.

   Michael B. Abrahams--Mr. Abrahams is a director of Downey and Bank and has served since 1999. Mr. Abrahams is a Managing Director at Hoefer & Arnett, Inc., a San Francisco based investment banking firm specializing in financial institutions. Mr. Abrahams was a senior research analyst for Sutro & Co. from 1996 to 1999 and a Senior Vice President, Investment Banking with Oppenheimer & Co., Inc. from 1991 to 1996. In addition to serving as a research analyst at Bateman Eichler, Hill Richards from 1988 to 1991 and Johnston, Lemon & Co. in Washington, DC from 1986 to 1988, Mr. Abrahams was a policy analyst in the Executive Office of the President, Office of Management and Budget, Washington, DC from 1981 to 1986.

Continuing Directors Whose Present Terms Continue until 2001

   Dr. Paul Kouri--Dr. Kouri is a director of Downey and the Bank. Dr. Kouri has served as a director of the Bank since 1959. Dr. Kouri also is actively involved in a variety of real estate development and management activities. Dr. Kouri is a retired physician having practiced for more than 45 years.

   Brent McQuarrie--Mr. McQuarrie is a director of Downey and the Bank. Mr. McQuarrie has served as a director of the Bank since 1987. Mr. McQuarrie's principal occupation for more than the past five years has been President and a director of Investment Properties, a real estate development company.

Continuing Directors Whose Present Terms Continue until 2002

   Maurice L. McAlister--Mr. McAlister is the Chairman of Downey's and the Bank's Board of Directors and was a co-founder of the Bank together with the other co-founder, the late Gerald H. McQuarrie. Since 1957, Mr. McAlister has been actively involved in the growth and management of Downey and the Bank. Mr. McAlister served as President of the Bank from 1957 until his retirement in September 1991. In addition, Mr. McAlister is a director and President of McAlister Investments, Inc., an affiliate of Downey.

   Sam Yellen--Mr. Yellen is a director of Downey and the Bank. Mr. Yellen has served as a director of the Bank since 1992. Mr. Yellen has been a consultant since his retirement as a partner from the accounting firm of KPMG, LLP in December 1990. Mr. Yellen served KPMG, LLP and its predecessors for 35 years preceding his retirement from the firm. While a partner with the firm, Mr. Yellen was also a member of its Board of Directors. Mr. Yellen is the former President of both the California State Board of Accountancy and the National Association of State Boards of Accountancy. Currently, in addition to his service to Downey and the Bank, Mr. Yellen serves on the Boards of Directors of Beverly Funding Corporation, Del Webb Corporation, LTC Properties, Inc. and Wedbush Morgan Securities.

   Daniel D. Rosenthal--Mr. Rosenthal is the President and Chief Executive Officer of Downey and the Bank. Mr. Rosenthal joined the Bank in 1975, was appointed a director of DSL Service Company in 1991 and was appointed as DSL Service Company's Acting President in 1993. Mr. Rosenthal was named President of DSL Service Company in 1994 and was Senior Vice President and Director of Major Loans of the Bank. During 1998, Mr. Rosenthal served as the Chief Operating Officer of the Bank and was appointed to the Boards of Directors of Downey and the Bank and assumed his current position in November 1998.

                    BOARD COMMITTEES AND MEETING ATTENDANCE

   Currently, Downey has the following four Board Committees: Audit, Compensation, Executive and Nominating. Membership in the committees, as of the record date of March 3, 2000, is as follows:

Audit                             Compensation            Nominating
-----                             ------------            ----------
Sam Yellen, Chair            Brent McQuarrie, Chair Cheryl E. Olson, Chair
Dr. Paul Kouri               Cheryl E. Olson        Maurice L. McAlister
Brent McQuarrie              Lester C. Smull        Sam Yellen

Executive
---------
Maurice L. McAlister, Chair
Cheryl E. Olson
Brent McQuarrie

AUDIT COMMITTEE                                              5 Meetings in 1999

    . Responsible for recommending to the Board the engagement of Downey's and the Bank's independent accountants and assuring their independence and objectivity;

    . Reviews the scope of the audit plans of the independent accountants and the internal auditors;

    . Oversees Downey's and the Bank's policies pertaining to the effectiveness of internal controls, financial reporting, compliance and risk management;

    . Reviews the objectivity, effectiveness and resources of the internal audit and internal asset review functions which report directly to the Audit Committee;

    . Reviews non-audit services to be performed by the independent accountants; and

    . Reviews the appropriateness of fees for audit and non-audit services performed by the independent accountants.

COMPENSATION COMMITTEE                                       7 Meetings in 1999

    . Establishes the overall compensation and benefits policies for Downey and the Bank;

    . Reviews and recommends to the Board salary and incentive compensation for the President and Chief Executive Officer;

    . Reviews and approves the salaries and incentive compensation for all other executive and senior officers of Downey and the Bank; and

    . Reviews and approves the short-term and long-term incentive compensation programs, including individual performance goals.

NOMINATING COMMITTEE                                          1 Meeting in 1999

   Reviews and makes recommendations to the Board regarding:

    . Oversight of Board activities related to corporate governance and organization structure;

    .  Qualifications for director candidates;

    .  Candidates for election and re-election to the Board;

    . Candidates for the position of Chairman of the Board, and President and Chief Executive Officer; and

    . The performance of the President and Chief Executive Officer, in conjunction with the Compensation Committee.

EXECUTIVE COMMITTEE                                         No Meetings in 1999

    . Exercises the powers of the Board of Directors when the Board of Directors is not in session, except for the authority to approve the declaration of dividends and except as may otherwise be limited or restricted under applicable Delaware law or under Downey's
       Certificate of Incorporation or Bylaws.

   Nominations of individuals for election to the Board of Directors of Downey at an annual meeting of shareholders may be made by any shareholder of Downey entitled to vote for the election of directors at such annual meeting who complies with the notice procedures set forth in Downey's Bylaws. No person shall be elected as a director of Downey unless nominated in accordance with the procedures set forth in this section.

   To be timely, a shareholder's notice shall be delivered to or received at the principal executive offices of Downey not less than 20 days prior to the meeting; provided, however, that in the event that less than 30 days' notice of the date of the meeting is given to shareholders by Downey (which notice must be accompanied by a proxy or information statement which identifies the nominees of the Board of Directors), notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed. Such shareholder's notice shall set forth as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, and (iii) such person's written consent to serving as a director, if elected; and as to the shareholder giving the notice (i) the name and address of such shareholder, and (ii) the class and number of shares of Downey which are owned of record by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of Downey that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee together with the required written consents. Ballots bearing the names of all persons nominated by the Nominating Committee and by shareholders shall be provided for use at the annual meeting. If the Nominating Committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

   Actions taken by any of the foregoing committees are reported to the Board, usually at its next meeting.

   During 1999, the Board of Directors met 14 times: 12 regular meetings and 2 special meetings. All directors attended at least 75% of the aggregate of meetings held during 1999 by the Board of Directors and the committees of the Board on which they serve. Directors meet their responsibilities not only by attending Board and committee meetings, but also through communication with the Chairman, Vice Chairman, President and Chief Executive Officer and other members of management on matters affecting Downey and the Bank.

            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth, as of March 3, 2000, certain information regarding the beneficial ownership of shares of Common Stock by each director, each of the executive officers named in the Summary Compensation Table on Page 12 and by all directors and executive officers as a group.

                                    Aggregate Number of          Percent of
   Name of Beneficial Owner     Shares Beneficially Owned(1) Outstanding Shares
------------------------------- ---------------------------  ------------------
Maurice L. McAlister...........          5,674,490(2)               20.2%
Cheryl E. Olson................            586,580(3)                2.1%
Brent McQuarrie................            442,463(4)                1.6%
Daniel D. Rosenthal............            101,792                     *
Dr. Paul Kouri.................             15,139(5)                  *
Sam Yellen.....................              4,472                     *
Michael B. Abrahams............              4,000                     *
Lester C. Smull................                883(6)                  *
Paul G. Woollatt...............             15,589                     *
Thomas E. Prince...............             15,504                     *
Jane Wolfe.....................             14,520                     *
John R. Gatzke.................              3,804                     *
All Directors and Executive
 Officers as a Group
 (21 persons)..................          6,929,364(7)               24.6%

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(1) The shares shown include 63,780 shares of Common Stock with respect to which executive officers acquired beneficial ownership because of vested stock options as of December 31, 1999.

(2) Held by Mr. McAlister with his spouse, Dianne S. McAlister, as Co-trustor and Co-trustee of the McAlister Family Trust.

(3) Includes 16,294 shares held by Ms. Olson as Custodian for Clayton Jones. Ms. Olson holds sole voting and investment power with respect to 570,286 shares.

(4) Includes 167,769 shares held by Mr. McQuarrie as Trustee for Jared McQuarrie, Jennifer McQuarrie, Justin McQuarrie and Jamie McQuarrie (Four Jays, Ltd.). In addition, Mr. McQuarrie shares voting and investment power with his spouse, Kathryn McQuarrie, as Co-trustor and Co-trustee with respect to 165,900 shares, all of which are held in trust for the benefit of their children. Mr. McQuarrie holds 2,967 shares in an Individual Retirement Account, and Kathryn McQuarrie holds 827 shares in an Individual Retirement Account. Mr. McQuarrie holds 105,000 shares through Next Generation, Ltd., a Utah limited partnership, in which he serves as General Partner.

(5) Dr. Kouri holds sole voting power with respect to 10,452 shares and shares with his spouse, Bobbie Jean Kouri, voting and investment power with respect to 4,687 shares.

(6) Mr. Smull holds sole voting and investment power with respect to 598 shares, and Mr. Smull's spouse, Jimmy Smull, holds sole voting and investment power with respect to 285 shares.

(7)  As of March 3, 2000, includes 201,337 shares held by executive officers.

 *  Less than 1% of outstanding Common Stock at March 3, 2000.

                              EXECUTIVE OFFICERS

   Executive officers are elected annually and serve at the pleasure of the Board of Directors.

   The following table sets forth the names of the current executive officers of Downey and the Bank, along with certain other information relating to such persons:


                                       Age At
                Name                March 3, 2000        Current Position
                ----                -------------        ----------------
 Daniel D. Rosenthal (1)..........        47      President and Chief Executive
                                                   Officer of Downey and the
                                                   Bank

 Paul G. Woollatt.................        50      Chief Operating Officer of
                                                   Downey and the Bank

 Thomas E. Prince.................        53      Executive Vice President and
                                                   Chief Financial Officer of
                                                   Downey and the Bank

 Donald E. Royer..................        50      Executive Vice President,
                                                   General Counsel and
                                                   Corporate Secretary of
                                                   Downey and the Bank

 Stanley M. Tarbell...............        39      Senior Vice President and Tax
                                                   Director of Downey and the
                                                   Bank

 Thomas A. Fultz..................        45      Executive Vice President and
                                                   Director of Asset-Liability
                                                   Management of the Bank

 Lillian E. Gavin.................        37      Executive Vice President and
                                                   Director of Compliance and
                                                   Risk Management of the Bank

 Richard D. Grout.................        44      Executive Vice President and
                                                   Director of Retail Banking
                                                   of the Bank

 Jane Wolfe.......................        54      Executive Vice President and
                                                   Chief Lending Officer of the
                                                   Bank

 Tawna M. Canhoto.................        33      Senior Vice President and
                                                   Director of Marketing of the
                                                   Bank

 Carolyn B. DiOrio................        43      Senior Vice President and
                                                   Controller of the Bank

 John R. Gatzke...................        39      Senior Vice President and
                                                   Assistant Chief Lending
                                                   Officer of the Bank

 Kevin W. Hughes..................        38      Senior Vice President and
                                                   Director of Portfolio
                                                   Management and Secondary
                                                   Marketing of the Bank

 Kendice K. Briggs................        32      Vice President and Manager of
                                                   Human Resources of the Bank

--------
(1) See "Information Concerning Nominees and Directors--Continuing Directors Whose Present Terms Continue until 2002", for a description of Mr. Rosenthal's business background.

   Paul G. Woollatt--Mr. Woollatt was appointed Chief Operating Officer of Downey and the Bank in November 1998. In November 1995, Mr. Woollatt returned to the Bank as Executive Vice President and Director of Retail Banking. From 1991 to 1995, Mr. Woollatt was Executive Vice President and Director of Retail Banking for First Western Bank F.S.B. Prior thereto, Mr. Woollatt held positions with the Bank from July 1979, including service as Senior Vice President, Director of Retail Banking, from 1989 to 1991.

   Thomas E. Prince--Prior to joining the Bank as Executive Vice President and Chief Financial Officer in May 1992, Mr. Prince spent 24 years at Security Pacific Corporation and Security Pacific National Bank in various financial capacities, the last eight years of which as Senior Vice President and Controller.

   Donald E. Royer--Prior to joining the Bank as Executive Vice President, General Counsel and Corporate Secretary in December 1991, Mr. Royer was Executive Vice President and General Counsel of American Savings Bank, F.A., from December 1988 to February 1991, in addition to serving as retained counsel from March 1991 through October 1991. Mr. Royer has over 22 years of legal experience in the financial services industry.

   Stanley M. Tarbell--Mr. Tarbell has been Tax Director of the Bank since 1989 and was appointed Senior Vice President in June 1998. Mr. Tarbell joined the Bank as Tax Manager in 1987, and prior thereto, was a practicing Certified Public Accountant with the firm of Kenneth Leventhal and Company.

   Thomas A. Fultz--Prior to joining the Bank as Executive Vice President and Director of Asset-Liability Management in August 1999, Mr. Fultz was with Fannie Mae from 1993 to 1999 directing the corporation's financial consulting efforts. Prior thereto, since 1982, Mr. Fultz was with Lehman Brothers in New York as a Vice President in both Investment Banking and Capital Markets. Mr. Fultz previously held various financial services positions.

   Lillian E. Gavin--Prior to joining the Bank as Senior Vice President, Director of Compliance and Risk Management in 1997, Ms. Gavin was a senior examiner with the Office of Thrift Supervision and its predecessor, the Federal Home Loan Bank Board, since 1987, and was a bank liquidation specialist with the Federal Deposit Insurance Corporation from 1984 to 1987. Ms. Gavin was appointed Executive Vice President and Director of Compliance in December 1998.

   Richard D. Grout--Mr. Grout was appointed Executive Vice President, Director of Retail Banking of the Bank on March 1, 2000. Prior to his current position, Mr. Grout was with Union Bank of California and was responsible for the bank's Mortgage Origination for Los Angeles County. Prior thereto, Mr. Grout was with Home Savings of America from 1995 to 1998 and American Savings Bank from 1984 to 1995, where he held various Retail Banking management positions.

   Jane Wolfe--Prior to re-joining the Bank as Executive Vice President and Chief Lending Officer in April 1994, Ms. Wolfe served as Senior Vice President and Manager of Mortgage Lending for Liberty National Bank from September 1993 to April 1994. Ms. Wolfe acted as a mortgage lending consultant to several financial institutions from November 1992 to September 1993. Prior to such time, Ms. Wolfe served as Executive Vice President and Chief Lending Officer of the Bank from September 1991 to November 1992.

   Tawna M. Canhoto--Ms. Canhoto was appointed Senior Vice President and Director of Marketing of the Bank in June 1999. Prior thereto, Ms. Canhoto managed the Marketing Department of Affinity Development Group from September 1998 to June 1999. Prior thereto, she worked on the Good Sam Club with Affinity Group Inc. from September 1996 to September 1998 after having worked at Advantage Plus Marketing, from November 1994 to September 1996.

   Carolyn B. DiOrio--Ms. DiOrio was appointed Senior Vice President and Controller of the Bank in April 1998. Ms. DiOrio joined DSL Service Company in November 1985 as Assistant Controller, and was appointed a director and has been the Chief Financial Officer of DSL Service Company since 1991. Prior thereto, Ms. DiOrio was a Certified Public Accountant and practiced with the accounting firm of Coopers & Lybrand.

   John R. Gatzke--Mr. Gatzke was appointed Assistant Chief Lending Officer of the Bank in June 1998. Prior thereto, Mr. Gatzke served as Regional Manager of Wholesale and Retail Lending and in 1997 was appointed Senior Vice President and Director of Wholesale Lending. Mr. Gatzke previously held positions with the Bank from 1986 to 1990 and served as a loan officer. Prior to re-joining the Bank in 1992, Mr. Gatzke was employed by Knight Ridder Newspapers from 1990 to 1991 responsible for marketing and sales of real estate advertising.

   Kevin W. Hughes--Mr. Hughes was appointed Senior Vice President, Director of Portfolio Management and Secondary Marketing in February 2000. Mr. Hughes joined the Bank as Vice President and Director of Secondary Marketing in 1998 and prior thereto, was Vice President, Portfolio Manager for Washington Mutual

Bank from 1997. Prior thereto, Mr. Hughes held various positions with American Savings Bank from 1988 to 1997, with American Savings and Loan Association from 1984 to 1988, and with State Savings and Loan Association from 1982 to 1984.

   Kendice K. Briggs--Ms. Briggs was appointed Vice President, Manager of Human Resources of the Bank in July 1998. Ms. Briggs joined the Bank in 1995 as an employment supervisor. Prior thereto, Ms. Briggs managed the Human Resources Department for Imperial Thrift and Loan Association from 1991 to 1995 and, prior thereto, worked for the accounting firm of Coopers & Lybrand in their Professional Personnel Department.

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee (the "Committee") of Downey's Board of Directors establishes the overall compensation policies and programs of Downey and its subsidiaries. In addition, the Committee recommends the compensation of the President and Chief Executive Officer, which recommendation is subject to the approval by the Board of Directors. The Committee is composed of three directors, none of whom is employed by Downey.

Compensation Philosophy

   The Committee's goal is to align compensation programs with the strategic direction of Downey and to attract, motivate and retain the best qualified employees. In carrying out its duties, the Committee evaluates compensation and benefits programs including both qualified and nonqualified programs, as well as medical, dental and other benefits programs affecting all employees. The Committee evaluates compensation and benefits programs to ensure they are cost effective, competitive and fair.

   To ensure that pay policies are competitive, the Committee periodically compares Downey's pay policies to peer group institutions. The Committee strives to implement benefits programs which, based upon competitive and cost considerations, deliver the highest level of value consistent with corporate and shareholder interests. Total compensation (including benefits) is established in the context of overall job responsibilities, achieving corporate and individual performance goals and objectives, as well as competitive compensation conditions.

1999 Compensation Programs

   During 1999, the components of the compensation programs included a base salary, a bonus program ("Annual Incentive Plan"), the 1994 Long-Term Incentive Plan, a Deferred Compensation Plan, a Section 125 Cafeteria Plan (i.e., medical, vision, dental and life coverages) and an Employees' Retirement and Savings Plan (401(k) Plan).

   Base Salary

   During 1999, the Committee reviewed base salaries of selected employees, including executive officers. Based on such review and the Committee's assessment of market conditions and competitive factors, the Committee recommended adjustments to base salaries for such employees and executive officers. This recommendation was based on salary survey data supplied by third party nationally recognized salary surveys and salary surveys among the Bank's competitors.

   Annual Incentive Plan

   During 1999, the Committee reviewed and Downey's Board of Directors approved an Annual Incentive Plan for Downey. Individual performance objectives were established for all eligible participants in the Annual Incentive Plan based upon their individual responsibilities and Downey's 1999 approved corporate performance target for net income, which aligned each participant's compensation with Downey's approved business plan.

During 1999, bonus incentives targeted under the Annual Incentive Plan for the President and Chief Executive Officer and Chief Operating Officer were targeted at 120% and 50% of their base salary, respectively, and the Chief Lending Officer was targeted at 100% of base salary. Other executive officers and eligible participants of Downey and the Bank were targeted at 10%-100% of their base salary. Pursuant to the Annual Incentive Plan, those targeted amounts may be adjusted based upon individual, department, business and corporate performance goals which provide for a potential bonus payment of up to 168% of an individual's targeted bonus amount. However, to the extent that actual corporate performance was 80% or below the approved corporate performance goal, no bonus amounts were to be paid to participants pursuant to the Annual Incentive Plan.

   After obtaining the 1999 year-end results, the Committee met with the President and Chief Executive Officer and reviewed the individual performance contribution of each participant in the Annual Incentive Plan. During 1999, Downey achieved 101.3% of its corporate performance target. Based upon 1999 corporate and individual participant performance, bonuses paid, relative to the targeted amounts for all such participants, represented, on average, 117% of the bonus target.

   1994 Long-Term Incentive Plan

   In 1994, the Bank's Board of Directors approved a Long-Term Incentive Plan (the "LTIP"). The LTIP was submitted to the Bank's shareholders for approval at a special meeting of shareholders held on December 21, 1994. Thereafter, the LTIP was adopted and ratified by Downey and, pursuant thereto, shares of Downey are to be issued upon the exercise of options or payments of other awards for which payment is to be made in stock.

   The LTIP was adopted to promote and advance the interests of Downey and its shareholders by providing a means by which selected officers and employees would be given an opportunity to acquire stock in Downey and other incentive-based awards, to assist in attracting and retaining the services of employees holding key positions and to provide incentives for such key employees to exert maximum efforts toward results that are in the best interests of all shareholders. Incentive stock options may be granted under the LTIP only to officers and key employees, including directors if they are employees. Currently, approximately 40 officers and key employees are eligible to receive awards under the LTIP. The LTIP is administered by the Committee and during 1999, no stock option, grants or other awards were made under the LTIP.

   Deferred Compensation Plan

   During 1995, the Committee reviewed and Downey's Board of Directors approved implementation of a Deferred Compensation Plan for key management employees and directors. The Deferred Compensation Plan is considered to be an essential element in a comprehensive competitive benefits package designed to attract and retain individuals who contribute to the success of Downey. Participants are eligible to defer compensation on a pre-tax basis, including director fees, and earn a competitive interest rate on the amounts deferred. During 1999, the Board terminated the 1995 Deferred Compensation Plan and a 1999 Deferred Compensation Plan was approved for key management employees and directors. Currently, 74 management employees and 7 directors are eligible to participate in the program. During 1999, 25 management employees and one director elected to defer compensation pursuant to the 1999 Deferred Compensation Plan.

   Employees' Retirement and Savings Plan

   The Bank offers to its employees a 401(k) plan entitled the Downey Savings Employees' Retirement and Savings Plan. Participants are permitted to make contributions on a pre-tax basis, a portion of which is matched by the Bank. In addition, a discretionary contribution may be made on behalf of each eligible participant according to a formula which takes into account the age, years of service and compensation of the participant as well as achievement of an annual corporate performance target but excludes commissioned loan production and Annual Incentive Plan participants. For 1999, total contributions consisted of the Bank's discretionary contribution ($1,493,000) and the employer match ($359,000) to the Downey Savings Employees' Retirement and Savings Plan.

   Employee Stock Purchase Plan

   Downey offers its employees participation in Downey's Employee Stock Purchase Plan. Downey believes that ownership of Downey's stock by employees will foster greater employee interest in Downey's success, growth and development and will be to the mutual benefit of the employee and Downey. The Employee Stock Purchase Plan is designed to provide employees a continued opportunity to purchase Downey stock through systematic payroll deductions. Downey bears all costs of administering the Employee Stock Purchase Plan, including broker's fees, commissions, postage and other costs incurred with stock purchases. If an employee elects to terminate participation in the Employee Stock Purchase Plan, or sells stock acquired through the Employee Stock Purchase Plan, the employee is responsible for the associated costs.

   President and Chief Executive Officer Compensation

   During 1999, Daniel D. Rosenthal served as President and Chief Executive Officer of Downey and the Bank. In accordance with the Annual Incentive Plan and achievement of Downey's 1999 corporate performance target, the Committee recommended and Downey's Board of Directors approved an incentive compensation payment to Mr. Rosenthal of $300,000, which amount represents 100% of the targeted incentive amount.

   The Committee believes that the management team is dedicated to achieving significant improvement in Downey's long-term financial performance. The Committee further believes that Downey's compensation policies are designed to align closely the financial interests of senior executive management with the interests of Downey's shareholders and, as administered by the Committee, will enhance management's efforts in these areas.

                                          Respectfully submitted,

                                          Brent McQuarrie, Chairman
                                          Cheryl E. Olson
                                          Lester C. Smull

                                 COMPENSATION

Executive Compensation

   The following Summary Compensation Table sets forth all compensation paid by Downey and its subsidiaries for services rendered during 1999, 1998 and 1997 to Downey's Chief Executive Officer, and each of Downey's four other most highly compensated executive officers as of the end of 1999, (collectively, the "Named Executives").

                          Summary Compensation Table

                           Annual Compensation                   Long-Term Compensation
                          ----------------------              -----------------------------
                                                                     Awards         Payouts
                                                              --------------------- -------
                                                                         Number of
                                                    Other     Restricted Securities
   Name and Principal                               Annual      Stock    Underlying  LTIP    All Other
        Position          Year  Salary   Bonus   Compensation  Award(s)   Options   Payouts Compensation
--------------------------------------------------------------------------------------------------------
Daniel D. Rosenthal(1)    1999 $250,008 $300,000   $ 3,724        --          --      --      $  4,808
President and Chief       1998  170,620  154,840    11,203        --       29,484     --         5,385
Executive Officer         1997  140,005   44,990    10,656        --          --      --         8,077

Paul G. Woollatt(2)       1999 $200,000 $200,000   $ 5,651        --          --      --      $114,208
Chief Operating Officer   1998  163,112  110,728    13,748        --       26,536     --         6,252
                          1997  143,005   43,339    12,860        --          --      --         2,437

Jane Wolfe(3)             1999 $225,000 $275,000   $ 4,715        --          --      --      $ 52,390
Executive Vice President  1998  190,007  305,411    17,901        --       26,536     --           --
and Chief Lending
 Officer                  1997  180,007   55,435    16,478        --          --      --         2,500

John R. Gatzke(4)         1999 $150,000 $206,768   $ 3,836        --          --      --      $ 12,981
Senior Vice President     1998  103,337  163,168     7,570        --          --      --         2,578
and Assistant Chief       1997   62,913   72,052     5,139        --          --      --         1,442
Lending Officer                                                   --                  --

Thomas E. Prince(5)       1999 $184,007 $ 51,060   $ 4,708        --          --      --      $ 19,101
Executive Vice President  1998  184,007   59,248    15,898        --       14,467     --        11,574
and Chief Financial
 Officer                  1997  178,007   48,886    11,467        --          --      --        15,275

--------
(1) The amounts shown for Mr. Rosenthal for 1999 include flex benefit credits contributed by Downey ($2,124), Mr. Rosenthal's interest ($1,600) in Downey's 1999 401(k) plan contributions, and cashed out Personal Time Off ($4,808); and for 1998 include flex benefit credits contributed by Downey ($1,942), Mr. Rosenthal's interest ($9,261) in Downey's 1998 401(k) plan contributions, and cashed out Personal Time Off ($5,385); and for 1997 include flex benefit credits contributed by Downey ($1,833), Mr. Rosenthal's interest ($8,823) in Downey's 1997 401(k) plan contributions, and cashed out Personal Time Off ($8,077).

(2) The amounts shown for Mr. Woollatt for 1999 include flex benefit credits contributed by Downey ($2,078), Mr. Woollatt's interest ($1,600) in Downey's 1999 401(k) plan contributions, reportable interest from deferred compensation ($1,973) and interest paid and balance of deferred compensation ($114,208); and for 1998 include flex benefit credits contributed by Downey ($1,969), Mr. Woollatt's interest ($10,771) in Downey's 1998 401(k) plan contributions, reportable interest from deferred compensation ($1,008), a service award ($1,500) and a prize award ($4,752); and for 1997 include flex benefit credits contributed by Downey ($1,869), Mr. Woollatt's interest ($10,487) in Downey's 1997 401(k) plan contributions, reportable interest from deferred compensation ($504) and a prize award ($2,437).

(3) The amounts shown for Ms. Wolfe for 1999 include flex benefit credits contributed by Downey ($2,397), Ms. Wolfe's interest ($1,600) in Downey's 1999 401(k) plan contributions, reportable interest from deferred compensation ($718) and cashed out Personal Time Off ($10,817) and interest paid and balance of deferred compensation ($41,573); and for 1998 include flex benefit credits contributed by Downey ($2,306),

   Ms. Wolfe's interest ($15,008) in Downey's 1998 401(k) plan contributions, and reportable interest from deferred compensation ($587); and for 1997 include flex benefit credits contributed by Downey ($2,233), Ms. Wolfe's interest ($14,016) in Downey's 1997 401(k) plan contributions, reportable interest from deferred compensation ($229) and a service award ($2,500).

(4) The amounts shown for Mr. Gatzke for 1999 include flex benefit credits contributed by Downey ($1,760), Mr. Gatzke's interest ($1,600) in Downey's 1999 401(k) plan contributions, reportable interest from deferred compensation ($476), and cashed out Personal Time Off ($12,981); and for 1998 include flex benefit credits contributed by Downey ($1,777), Mr. Gatzke's interest ($5,547) in Downey's 1998 401(k) plan contributions, reportable interest from deferred compensation ($246), and cashed out Personal Time Off ($2,578); and for 1997 include flex benefit credits contributed by Downey ($1,305), Mr. Gatzke's interest ($3,835) in Downey's 1997 401(k) plan contributions, and cashed out Personal Time Off ($1,442).

(5) The amounts shown for Mr. Prince for 1999 include flex benefit credits contributed by Downey ($2,342), Mr. Prince's interest ($1,537) in Downey's 1999 401(k) plan contributions, reportable interest from deferred compensation ($829), and cashed out Personal Time Off ($19,101); and for 1998 include flex benefit credits contributed by Downey ($2,288), Mr. Prince's interest ($13,088) in Downey's 1998 401(k) plan contributions, reportable interest from deferred compensation ($522), and cashed out Personal Time Off ($11,574); and for 1997 include flex benefit credits contributed by Downey ($2,288), Mr. Prince's interest ($12,240) in Downey's 1997 401(k) plan contributions, reportable interest from deferred compensation ($273), and cashed out Personal Time Off ($15,275).

Option Exercises and Holdings

   The following table provides information with respect to the Named Executives concerning the exercise of options during 1999 and unexercised options held by the Named Executives as of December 31, 1999:

                      Aggregated Option Exercises in 1999
                          and Year-End Option Values

                                                                          Value of Unexercised
                          Number of             Number of Unexercised    In-the-Money Options at
                           Shares                Options at 12/31/99           12/31/99(1)
                          Acquired    Value   ------------------------- -------------------------
          Name           on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- -------- ----------- ------------- ----------- -------------
Daniel D. Rosenthal.....      --         --     20,782       23,588      $105,233       $ --
Paul G. Woollatt........      --         --     13,710       25,364        40,070         --
Jane Wolfe..............      --         --     13,784       21,229        59,645         --
Thomas E. Prince........      --         --     15,504       11,574        87,744         --
John R. Gatzke..........      --         --        --           --            --          --

--------
(1) Value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 1999 ($21.1875 per share) and the exercise price of the options, multiplied by the number of shares subject to the option.

Director Compensation

   Annual Compensation

   Currently, directors who are not employees receive (i) an annual retainer of $24,000 payable monthly or quarterly, at the director's option, (ii) an attendance fee of $1,000 for each Board meeting held on a regular Board of Directors meeting day, and (iii) an attendance fee of $1,000 for each meeting of a Downey or Bank committee or $500 for each meeting of DSL Service Company's Board of Directors held on a day other than a regular Board of Directors meeting day. Nonemployee directors who review the Thrift Financial Reports and Consolidated Maturity/Rate Reports, required to be filed quarterly with the Office of Thrift Supervision, also receive a $500 fee per quarter in connection with the review and execution of those regulatory reports. The Chairmen of Downey's Audit and Compensation Committees each receive an additional annual retainer of $5,000 and $3,000, respectively. The Chairman of Downey's and the Bank's Boards of Directors is entitled to receive an additional annual retainer of $2,500, respectively. Downey's and the Bank's Chairman has declined to accept these additional annual retainers. Directors are reimbursed for reasonable out-of-pocket expenses incurred in the performance of their duties. Furthermore, directors are entitled to participate in and receive the medical benefit coverage provided to the Bank's employees, or payment in lieu thereof.

   Director Retirement Benefit

   A retirement benefit (the "Director Retirement Benefit") will be paid to each non-employee director or his or her designated beneficiary, in equal monthly installments for a period of 60 months beginning the month following his or her retirement. The aggregate Director Retirement Benefit for each director will equal one-third of the number of months of service as a director by such individual (up to a maximum of 15 years of service) multiplied by the average monthly qualified (non-employee) director compensation paid to such individual during the three years preceding cessation of service as a director. Qualified director compensation includes the annual retainer plus all meeting fees for the Boards of Directors and committees of Downey, the Bank and their respective subsidiaries. The right of each director to begin to receive such Director Retirement Benefit is subject to the individual director having (i) ceased serving as a director of Downey and the Bank, and (ii) served as a director for at least three years. If a majority interest of Downey's outstanding stock is transferred or acquired (other than by will or by the laws of descent and distribution), then the entire earned Director Retirement Benefit becomes payable immediately, and the three-year minimum service requirement described above does not apply. If a retired director so requests, Downey, at its option, may make a single lump-sum payment of the Director Retirement Benefit. Any such accelerated payment would be discounted at the interest rate then in effect for the Bank's five-year certificate of deposit.

   Founder Retirement Agreement

   On December 21, 1989, the Bank entered into a retirement agreement (the "Founder Retirement Agreement") with Mr. McAlister. Under the Founder Retirement Agreement, monthly compensation is paid to Mr. McAlister, or his beneficiaries, for 120 months following cessation of employment. Pursuant to the Founder Retirement Agreement, Mr. McAlister's compensation was $32,167 per month, which payments commenced upon Mr. McAlister's retirement as President of DSL Service Company in 1993. The Founder Retirement Agreement provides for adjustments to compensation payments every three years, such adjustments to be based on the Consumer Price Index, as defined under the Founder Retirement Agreement. Pursuant to these adjustments, Mr. McAlister's compensation was adjusted to $35,688.27 per month, effective as of July 1, 1999. If a majority interest of Downey's Common Stock is transferred or acquired, then such compensation shall continue as scheduled or, at Downey's option, a lump-sum payment equal to the then present value of any remaining compensation shall be paid. During 1999, Mr. McAlister received $417,050 under the Founder Retirement Agreement.

                               PERFORMANCE GRAPH

   The table below compares the performance of Downey with that of the S&P 500 composite index and the selected peer group ("Peer Group"). In past years, the Peer Group consisted of six California-based thrifts followed by Merrill Lynch & Co. Given the industry consolidation which has taken place within California, the Peer Group has changed to include financial institutions based in western states followed by Merrill Lynch & Co. The western state companies included in the Peer Group may change from time to time as Merrill Lynch & Co. makes adjustments in the institutions it follows. As of the date hereof, this Peer Group consists of the following three California-based companies: Bay View Capital Corporation, Golden State Bancorp and Golden West Financial Corp.; two Washington-based companies: Washington Federal and Washington Mutual; and one Texas-based company: Bank United Corp. This Peer Group was selected because it has a representative number of publicly held financial institutions which are competitors in Downey's market areas. The following table assumes $100 invested on December 31, 1994 in Downey, the S&P 500 and equally in the companies in the Peer Group, and assumes a reinvestment of dividends on a daily basis.

                 Comparison of 5-year Cumulative Total Return
                     Downey, S&P 500 Index and Peer Group

                        1994    1995    1996    1997    1998    1999
                      ------  ------  ------  ------  ------  ------
          Downey      100.00  154.77  213.72  329.72  313.33  252.85
          S&P 500     100.00  137.58  169.17  225.60  290.08  351.12
          Peer Group  100.00  162.24  205.35  315.42  286.53  225.07

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Certain Business Relationships

   The Bank has entered into a commercial lease with Business Properties #18, a California General Partnership ("BP #18"), pursuant to which the Bank leases its Dana Point branch office. Lester C. Smull, a director of Downey and the Bank, is the managing general partner of BP #18. The lease, which runs from October 1, 1997 through October 1, 2002, provides that the Bank will pay rent to BP #18 at the rate of $3,630 per month, with annual rent increases of 2.5% during the initial five-year term. The lease provides for two consecutive five-year options to extend, with annual rent increases of 3%. Management believes that the terms of the lease arrangement, including the monthly rent, are at least as favorable to the Bank as prevailing terms that could be obtained from a nonaffiliated person.

   The Bank has also entered into a commercial lease for its Mission Viejo branch office with the Lester C. and Jimmy L. Smull Family Trust dated December 7, 1984 (the "Trust"), wherein Mr. Smull acts as trustee. A lease was entered into on December 14, 1996 for a one year term, with three consecutive five-year options to extend. The Bank will pay rent of $4,835 per month for the first year, $5,561 per month during the first option term, $6,395 per month during the second option term and $7,354 per month during the third option term. Management believes that the terms of the lease arrangement, including the monthly rent, are at least as favorable to the Bank as prevailing terms that could be obtained from a nonaffiliated person.

   During 1999, employees of Downey and the Bank provided accounting and related services to Maurice L. McAlister, Chairman of Downey's Board of Directors, certain members of Mr. McAlister's family and certain of his controlled affiliates. The aggregate value of these services was approximately $62,402. Downey and the Bank have been fully reimbursed for the services provided.

Indebtedness of Management

   The Bank offers loans to directors, officers and employees of Downey, the Bank and their respective subsidiaries. These loans are made in the ordinary course of business and, in the judgment of management, do not involve more than the normal risk of collectability or present other unfavorable features. The loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions involving nonaffiliated persons.

   Over a period of approximately 25 years, the Bank has made various loans to Mr. Smull, a director, in his individual capacity, to the Trust and to a number of California partnerships as to which Mr. Smull is a general partner. As of December 31, 1999, the Bank had loans outstanding to Mr. Smull or his related partnerships in an aggregate amount of approximately $26.7 million. Each of the loans to Mr. Smull or his related partnerships (i) was made in the ordinary course of business, (ii) and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions involving nonaffiliated persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   At the close of business on March 3, 2000, the record date for the Annual Meeting, there were outstanding and entitled to vote 28,148,409 shares of Downey's Common Stock, all of one class and each having one vote. The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the Annual Meeting.

Principal Shareholders

   Information concerning the owners of more than 5% of the outstanding Common Stock as of the record date for the Annual Meeting follows:

                                                                    Percent of
                                                 Amount/Nature of   Outstanding
Name/Address                                   Beneficial Ownership    Stock
------------                                   -------------------- -----------
McAlister Family Trust(1).....................      5,674,490          20.2%
  3501 Jamboree Road
  Newport Beach, CA 92660

Gerald H. McQuarrie Family Trusts(2)..........      2,018,907           7.2%
  34 South 300 East
  Provo, UT 84606

Westport Asset Management, Inc.(3)............      1,453,000           5.2%
  253 Riverside Avenue
  Westport, CT 06880

Dimensional Fund Advisors(4)..................      1,424,335           5.1%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

--------
(1)  See footnote 2 on Page 8.

(2) Oneida B. McQuarrie-Gibson serves as Trustee for the Gerald H. McQuarrie Family Trusts. Includes 39,334 shares held by the Survivor Trust of the Gerald H. McQuarrie Trusts; 38,800 shares held by the Charitable Remainder Unitrust; 7,184 shares held by the By-Pass Trust of the Gerald
     H. McQuarrie Family Trusts; 78,850 shares held by the Exempt Marital Trust of the Gerald H. McQuarrie Family Trusts; 1,197,835 shares held by the Non-Exempt Marital Trust of the Gerald H. McQuarrie Family Trusts; 56,904 shares held by the Oneida B. Foundation; 200,000 shares held by OBM-Brent, Ltd.; 200,000 shares held by OBM-Scott, Ltd.; and 200,000 shares held by OBM-Sandy, Ltd.

(3) This information is based upon Schedule 13F, dated February 14, 2000, filed with the Securities and Exchange Commission by Westport Asset Management, Inc.

(4) This information is based upon Schedule 13G, dated February 4, 2000, filed with the Securities and Exchange Commission by Dimensional Fund Advisors, Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Downey's and, as may be determined, the Bank's and their respective subsidiaries' executive officers, directors and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of Downey. Such persons and holders are required to furnish Downey with copies of all reports filed pursuant to such requirement.

   Based solely on review of the copies of such forms furnished to Downey and written representations from certain reporting persons that no Forms 5 were required, except as noted for those persons, Downey believes that during the period January 1, 1999 to December 31, 1999, all Section 16 filing requirements were complied with except as follows: John R. Gatzke filed a late Form 4 for Downey stock acquired during 1999.

                           PROPOSALS OF SHAREHOLDERS

   It is presently anticipated that the 2001 Annual Meeting of Shareholders will be held in April 2001. Shareholders desiring to exercise their rights under the proxy rules to submit shareholder proposals are advised that their proposals must be received by Downey no later than November 22, 2000, in order to be eligible for inclusion in Downey's proxy statement relating to that meeting. Shareholders desiring to submit proposals pursuant to the proxy rules should submit their proposals to the Corporate Secretary, Downey Financial Corp., 3501 Jamboree Road, Newport Beach, California 92660.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

   In 1989, the Board of Directors engaged KPMG, LLP as Downey's independent auditors and the relationship which has existed has been the customary relationship between an independent accountant and client. Downey's auditors for the 2000 audit have not been engaged and Downey's Audit Committee will make a recommendation to the Board of Directors with respect to the 2000 audit upon the completion of its review of the accounting services rendered during 1999, the cost thereof and available alternatives.

   Representatives of KPMG, LLP are scheduled to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to answer questions.

                         ANNUAL REPORT TO SHAREHOLDERS

   Downey's Annual Report to Shareholders, which includes the consolidated financial statements and related notes thereto, accompanies this Proxy Statement

   SINGLE COPIES OF DOWNEY FINANCIAL CORP.'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) MAY BE OBTAINED, FREE OF CHARGE, UPON WRITTEN REQUEST TO:
DOWNEY FINANCIAL CORP., 3501 JAMBOREE ROAD, NEWPORT BEACH, CALIFORNIA, 92660,
ATTENTION: CORPORATE SECRETARY.

                                OTHER BUSINESS

Presented by Management

   As of the date of this Proxy Statement, the management of Downey does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment. Additional business may be properly brought before the Annual Meeting by or at the direction of a majority of Downey's Board of Directors.

Presented by Shareholders

   Pursuant to Downey's Bylaws, only such business shall be conducted, and only such proposals shall be acted upon at the Annual Meeting as is properly brought before the Annual Meeting. For any new business proposed by management to be properly brought before the Annual Meeting such new business shall be approved by the Board of Directors, either directly or through its approval of proxy solicitation materials related thereto, and shall be stated in writing and filed with the Corporate Secretary of Downey at least 60 days before the date of the Annual Meeting, and all business so stated, proposed and filed shall be considered at the Annual Meeting. Any shareholder may make any other proposal at the Annual Meeting and the same may be discussed and considered, but unless properly brought before the Annual Meeting such proposal shall not be acted upon at the Annual Meeting. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Corporate Secretary of Downey. To be timely, a shareholder's notice must be delivered to or received at the principal executive offices of Downey, not less than 120 calendar days in advance of the date of Downey's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, except that, if no annual meeting was held in the previous year or if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be so received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. A shareholder's notice to the Corporate Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting, (ii) the name and address of the shareholder proposing such business, and (iii) the class and number of shares of Downey which are owned of record by shareholders. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in Downey's Bylaws.

                                          /s/ DONALD E. ROYER
                                          DONALD E. ROYER
                                          Corporate Secretary

                               REVOCABLE PROXY

                            DOWNEY FINANCIAL CORP.

                ANNUAL MEETING OF SHAREHOLDERS - APRIL 26, 2000
               This Proxy is solicited by the Board of Directors

     The undersigned shareholder(s) of Downey Financial Corp. (the "Company") hereby nominates, constitutes and appoints Maurice L. McAlister and Brent McQuarrie, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at The Irvine Marriott, 18000 Von Karman Avenue, Irvine, California, on April 26, 2000 at 10:00 a.m. local time, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:

                     Please Sign and Date On Reverse Side

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                            DOWNEY FINANCIAL CORP.

                                April 26, 2000





                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

      Please mark your
A [X] votes as in this
      example
     For all the Company                                                       2.  Other Business. In their discretion, the
   nominees listed at right    Withhold Authority     Nominees:                    proxyholders are authorized to transact such
    (except as marked to    to vote for all nominees  Class 2 Directors (for a     other business as may properly come before the
     the contrary below)         listed at right      three-year term of office,   Annual Meeting and any adjournment or
                                                      which term shall expire      adjournments thereof.
1. Election of                                        when his successor is
   Directors   [_]                    [_]             elected and qualified at   This proxy will be voted "FOR" the election of all
                                                      the 2003 Annual Meeting   nominees unless authority to do so is withheld for
                                                      of Shareholders);         all nominees or for any individual nominee. PLEASE
                                                                                SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS
(Instructions to withhold authority to vote for any one     Cheryl E. Olson     POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.
 of more nominees, write that nominee's or nominee          Lester C. Smull
 name(s) in the space provided below)                       Michael B. Abrahams   THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF"FOR"
                                                                                THE ELECTION OF EACH OF THE NOMINEES LISTED AT LEFT.
-------------------------------------                                           ALL PROPOSALS TO BE ACTED UPON ARE PROPOSALS OF THE
                                                                                COMPANY, IF ANY OTHER BUSINESS IS PRESENTED AT THE
                                                                                MEETING THIS PROXY SHALL BE VOTED BY THE
                                                                                PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS
                                                                                OF A MAJORITY OF THE BOARD OF DIRECTORS.

                                                                                  The undersigned herby ratifies and confirms all
                                                                                that said attorneys and proxyholders, or either of
                                                                                them, or their substitutes, shall lawfully do or
                                                                                cause to be done by virtue hereof, and hereby
                                                                                revokes any and all proxies heretofore given by the
                                                                                undersigned to vote at the Meeting. The undersigned
                                                                                hereby acknowledges receipt of the Notice of Annual
                                                                                Meeting and the Proxy Statement accompanying said
                                                                                notice.

                                                                               I (we) do            I (we) do
                                                                                  expect           not expect
                                                                                to stand  [_]        to stand [_]
                                                                             the meeting          the meeting

                                                                            Number of Shares
                                                                                            --------------------------

                                                                                                                  Date
------------------------------  ------------------------  -----------------------------  -------------------------    -------------
Name of Shareholders, Printed   Signature of Shareholder  Name of Shareholders, Printed  Signature of Shareholder

Note:  (Please date the Proxy and sign your name as it appears on your stock certificate(s). Executors, administrator, trustees etc., should give their full titles. All joint owners should sign.)